UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21930

Oceanstone Fund

(Exact name of registrant as specified in charter)

13453 El Presidio Trail

San Diego, CA 92130

(Address of principal executive offices) (Zip code)

Rajendra Prasad

P.O. Box 130982

Carlsbad, CA 92013

(Name and address of agent for service)

Registrant's telephone number, including area code: (858) 481-4123

Date of fiscal year end: June 30

Date of reporting period: June 30, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

ANNUAL REPORT

OCEANSTONE FUND

JUNE 30, 2014

Oceanstone Fund

1-800-988-6290

www.oceanstonefund.com

Dear Shareholders:

Oceanstone Fund (the Fund) started its 2013 fiscal year on 7/1/2013 with a net asset value (NAV) of $ 37.65 per share. On 6/30/2014 it ended with a net asset value of $ 39.12. A dividend of $1.999 was declared on 12/23/2013.   Therefore, the Fund’s total return for this fiscal year ended 6/30/2014 was 9.07%. During the same period, U.S. stock market performed very well and the total return of S&P 500 index is 22.04%.

For investments, the Fund sought undervalued stocks as compared to their intrinsic value.  Recently, most of the Fund’s assets had been in cash, because the Fund was not able to find enough undervalued stocks. As stated in the prospectus, if the Fund cannot find enough undervalued stocks in stock market, the Fund may have a large portion, up to 100%, of its assets in cash, which may adversely affect the Fund’s ability to achieve its investment objective. The Fund’s cash had been invested in Huntington Treasury Money Market IV Fund.

The Board of Trustees had to face the sudden and unexpected demise of  Mr. James J. Wang, our beloved fund manager. He was the Fund's portfolio manager since its inception in 2006. He was very sincere, hardworking, humble, efficient and caring. He did a phenomenal job of managing the Oceanstone Fund. On July 18, 2014, the Board of Trustees of Oceanstone Fund (the “Trust”) determined, based primarily upon the recommendations of Oceanstone Capital Management, Inc., R.I.A, the investment adviser to the Oceanstone Fund (the “Fund”), to close the Fund and provide for its orderly dissolution.  Accordingly, the Fund was liquidated on August 29, 2014 and the proceeds were distributed as directed.

Finally, we would like to thank you, the Fund shareholders for your trust.

Respectfully yours,

Manu Hinduja

Rajendra Prasad

Trustees

August 30, 2014

OCEANSTONE FUND

GRAPHICAL ILLUSTRATION

JUNE 30, 2014 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors based on percentage of net assets.

Consumer Cyclical
9.52%
Energy
5.72%
Consumer
Defensive
6.39%
Net Cash *
78.37%

*Net cash represents cash equivalents and other assets less liabilities.

Sectors are based on Morningstar® classifications.

The Value of a $10,000 Investment in Oceanstone Fund

From November 9, 2006 to June 30, 2014

As Compared to S&P 500 Index (Unaudited)

90,000
85,000
80,000
75,000
70,000
65,000
60,000
55,000
50,000
45,000
40,000
35,000
30,000
25,000
20,000
15,000
10,000
5,000
Oceanstone Fund
S&P 500 Index
Inception Date: 11/9/2006
Dec-06
Jun-07
Dec-07
Jun-08
Dec-08
Jun-09
Dec-09
Jun-10
Dec-10
Jun-11
Dec-11
Jun-12
Dec-12
Jun-13
Dec-13
Jun-14

Average Annual Return for Periods Ended June 30, 2014

	One Year	Three Years	Five Years	Since Inception (11/9/2006)	Value
Oceanstone Fund	9.07%	11.55%	26.16%	31.56%	$ 81,269
S&P 500 Index	24.57%	16.56%	18.82%	6.92%	$ 16,683

This chart assumes an initial investment of $10,000 made on 11/9/2006 (commencement of operations).  Total return is based on the net change in NAV and assumes reinvestment of all dividends and other distributions. Performance figures represent past performance, which is not predictive of future performance.   Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Current performance may be lower or higher than the performance data quoted.  To obtain performance data current to the most recent month ended, please call (800) 988-6290.

While S&P 500 index is comprised of the stocks of 500 primarily large-cap U.S. companies, the Fund will invest in small, medium, and large capitalization stocks, as well as ADRs of foreign issuers. In addition, the Fund may invest a large portion of its assets in a small number of stocks or in a few sectors. Investors should consider these facts when comparing the Fund's performance with that of the S&P 500 index.

	Oceanstone Fund
	Schedule of Investments
	June 30, 2014

Shares		Value

COMMON STOCKS - 21.63%

Crude Petroleun & Natural Gas - 5.72%
15,000	CNOOC Ltd. ADR	$ 2,689,350

Games, Toys & Children's Vehicles (No Dolls & Bicycles) - 5.92%
360,000	JAKKS Pacific, Inc. *	2,786,400

Retail-Department Stores - 3.36%
30,000	Kohl's Corp.	1,580,400

Retail-Family Clothing Store - 0.24%
10,000	American Eagle Outfitters, Inc.	112,200

Services-Educational Services - 6.39%
180,000	ITT Educational Services, Inc. *	3,004,200

TOTAL FOR COMMON STOCKS (Cost $8,608,382) - 21.63%		10,172,550

SHORT TERM INVESTMENTS - 79.04%
37,176,808	Huntington Treasury Money Market IV Fund Trust Shares 0.03% **(Cost $37,176,808)	37,176,808

TOTAL INVESTMENTS (Cost $45,785,190) - 100.67%		47,349,358

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.67)%		(317,419)

NET ASSETS - 100.00%		$ 47,031,939

* Non-income producing securities during the year.
** Variable rate security: the coupon rate shown represents the yield on June 30, 2014.
ADR - American Depository Receipt.
The accompanying notes are an integral part of these financial statements.

Oceanstone Fund
Statement of Assets and Liabilities
June 30, 2014

Assets:
Investments in Securities, at Market Value (Cost $45,785,190)	$ 47,349,358
Shareholder Subscription	9,334
Receivables:
Dividends and Interest	57,783
Total Assets	47,416,475
Liabilities:
Portfolio Securities Purchased	114,982
Shareholder Redemptions	195,275
Accrued Management Fees	74,279
Total Liabilities	384,536
Net Assets	$ 47,031,939

Net Assets Consist of:
Paid In Capital	$ 40,396,175
Accumulated Undistributed Net Investment Loss	(372,071)
Accumulated Undistributed Realized Gain on Investments	5,443,667
Unrealized Appreciation in Value of Investments	1,564,168
Net Assets for 1,202,311 Shares Outstanding	$ 47,031,939

Net Asset Value Per Share	$ 39.12

The accompanying notes are an integral part of these financial statements.

Oceanstone Fund
Statement of Operations
For the Fiscal Year Ended June 30, 2014

Investment Income:
Dividends	$ 79,601
Interest	9,762
Total Investment Income	89,363

Expenses:
Advisory Fees (Note 3)	822,969
Total Expenses	822,969

Net Investment Loss	(733,606)

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain on Investments	6,782,428
Net Change in Unrealized Appreciation on Investments	(3,006,562)
Gain on Investments	3,775,866

Net Increase in Net Assets Resulting from Operations	$ 3,042,260

The accompanying notes are an integral part of these financial statements.

Oceanstone Fund
Statements of Changes in Net Assets

	Years Ended
	6/30/2014	6/30/2013
Increase (Decrease) in Net Assets From Operations:
Net Investment Loss	$ (733,606)	$ (412,532)
Net Realized Gain on Investments	6,782,428	2,632,096
Net Change in Unrealized Appreciation on Investments	(3,006,562)	5,447,559
Net Increase in Net Assets Resulting from Operations	3,042,260	7,667,123

Distributions to Shareholders:
Realized Gains	(2,182,119)	(1,835,065)
Total Distributions Paid to Shareholders	(2,182,119)	(1,835,065)

Capital Share Transactions (Note 5)	10,404,213	3,669,166

Total Increase in Net Assets	11,264,354	9,501,224

Net Assets:
Beginning of Year	35,767,585	26,266,361

End of Year (including undistributed net investment loss of $372,071 and $257,978, respectively)	$ 47,031,939	$ 35,767,585

The accompanying notes are an integral part of these financial statements.

Oceanstone Fund
Financial Highlights
Selected data for a share outstanding throughout the year.

	Years Ended
	6/30/2014	6/30/2013	6/30/2012	6/30/2011	6/30/2010

Net Asset Value, at Beginning of Year	$ 37.65	$ 30.97	$ 35.85	$ 28.76	$ 21.26

Income From Investment Operations:
Net Investment Loss *	(0.65)	(0.47)	(0.28)	(0.40)	(0.27)
Net Gain (Loss) on Securities (Realized and Unrealized)	4.12	9.29	(0.62)	12.04	13.49
Total Income (Loss) from Investment Operations	3.47	8.82	(0.90)	11.64	13.22

Distributions:
Net Investment Income	0.00	0.00	0.00	0.00	0.00
Realized Gains	(2.00)	(2.14)	(3.98)	(4.55)	(5.72)
Total from Distributions	(2.00)	(2.14)	(3.98)	(4.55)	(5.72)

Net Asset Value, at End of Year	$ 39.12	$ 37.65	$ 30.97	$ 35.85	$ 28.76

Total Return **	9.07%	29.42%	(1.69)%	42.15%	62.05%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 47,032	$ 35,768	$ 26,266	$ 15,375	$ 4,749
Ratio of Expenses to Average Net Assets	1.80%	1.80%	1.80%	1.80%	1.80%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.61)%	(1.38)%	(0.87)%	(1.16)%	(0.88)%
Portfolio Turnover	99.99%	167.41%	113.22%	145.78%	131.82%

* Per share net investment income has been determined on the basis of average shares outstanding during the year.
** Assumes reinvestment of dividends.
The accompanying notes are an integral part of these financial statements.

OCEANSTONE FUND

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2014

Note 1. Organization

Oceanstone Fund, (the “Fund”) is a no-load, non-diversified, open-end investment company that was organized as a business trust under the laws of the State of Delaware pursuant to a Declaration of Trust dated June 26, 2006.  The Trust is permitted to issue an unlimited number of no par shares of beneficial interest in the Fund. The Fund’s investment objective is to seek capital appreciation. The Fund invests only in common stocks in U.S. stock market that the Fund's investment adviser believes are undervalued.

Note 2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies employed by the Fund in preparing its financial statements:

Share Valuation- The price (net asset value) of the Fund’s shares is normally calculated as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) every day the Exchange is open. The price is determined by dividing the value of its securities, plus all other assets and less all liabilities, by the number of shares outstanding.

Security Transaction Timing- Security transactions are recorded on the dates transactions are entered into (the trade dates). Dividend income and distributions to shareholders are recognized on the ex-dividend date. Interest income is recognized on an accrual basis.  The Fund uses the identified cost basis in computing gain or loss on sale of investment securities.

Income Taxes- The Fund intends to continue to qualify each year as a “regulated investment company” under the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains. It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund's policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded as of or during the year ended June 30, 2014, related to uncertain tax positions expected to be taken in the Fund’s 2013 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal and certain State tax authorities; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions to Shareholders- The Fund will distribute its net realized capital gains, if any, on an annual basis and substantially all of its net investment income in the form of dividends to its shareholders on an annual basis or more frequently at the discretion of the Fund. Distributions will be recorded on ex-dividend date.

Estimates- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Security Valuation- The Fund’s assets are valued at the fair value using market quotations. Common stocks in the Fund’s portfolio are valued at the last quoted sale price on the day the valuation is made. Those common stocks that are not traded on the valuation date are valued at the last bid price. When the market quotation of a stock is either not readily available or not reliable, the Adviser will determine the fair value of the stock in accordance with the guideline approved by the Fund’s Board of Trustees. As a general principle, the fair value of a stock is the price that the Fund may reasonably expect to receive for the stock upon its current sale.

All investments in securities are recorded at their estimated fair value. The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three Levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuating the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Valuation Inputs:	Investments in Securities	Other Financial Instruments
Level 1 – Quoted Prices	$ 47,349,358	$ -
Level 2 – Observable Inputs	-	-
Level 3 – Unobservable Inputs	-	-
Total	$ 47,349,358	$ -

The Fund did not hold any Level 3 assets during the year ended June 30, 2014. The Fund did not hold any derivative instruments at any time during the year ended June 30, 2014. There were no significant transfers into or out of Level 1 or Level 2 during the year. It is the Fund’s policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting year.

Note 3. Investment Management Agreement

The Fund has an investment advisory agreement (the “Agreement”) with Oceanstone Capital Management, Inc. (the “Advisor”) to furnish investment advisory and management services to the Fund.  Under this agreement, the Fund will pay the Advisor a monthly fee based on the Fund’s average daily net assets at the annual rate of 1.80%. This management fee does not include acquired fund fees and expenses. The Advisor will pay all operating expenses of the Fund except for brokerage commissions, taxes, interest and management fees. For the year ended June 30, 2014, the Adviser earned a fee of $822,969 from the Fund, of which the Fund owed the Adviser $74,279 as of June 30, 2014.

Note 4. Related Party Transactions

James J. Wang is the control person of the Adviser and also serves as a trustee and officer of the Fund. James Wang receives benefits from the Adviser resulting from management fees paid to the Adviser by the Fund.

Note 5. Capital Stock

The Fund is authorized to issue an unlimited number of shares with no par value of separate series. Paid in capital at June 30, 2014 was $40,396,175 representing 1,202,311 shares outstanding. Transactions in capital stock were as follows:

	Fiscal Year Ended 6/30/2014		Fiscal Year Ended 6/30/2013
	Shares	Amount	Shares	Amount
Shares Sold	414,118	$ 17,005,095	249,367	$ 8,584,347
Shares Reinvested	50,516	2,030,243	49,898	1,651,132
Shares Redeemed	(212,231)	(8,631,125)	(197,359)	(6,566,313)
Net Increase	252,403	$ 10,404,213	101,906	$ 3,669,166

Note 6. Investment Transactions

For the year ended June 30, 2014, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $14,575,351 and $20,670,667, respectively.

Note 7. Tax Matters

For Federal income tax purposes, the cost of investments owned at June 30, 2014 was $45,785,190.

At June 30, 2014, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

Appreciation	Depreciation	Net Appreciation
$1,578,572	$(14,404)	$1,564,168

Income and capital gains distributions are determined in accordance with Federal Income Tax regulations which may differ from accounting principles generally accepted in the United States.

As of June 30, 2014, the tax basis components of undistributed earnings and unrealized appreciation were as follows:

Accumulated Undistributed Net Investment Loss	$ (372,071)
Accumulated Undistributed Realized Gain on Investments	$ 5,443,667
Unrealized Appreciation on Investments	$ 1,564,168

The Fund paid a short term capital gain of $1.4719 per share on December 23, 2013 totaling $1,606,734. The Fund paid a long term capital gain of $0.5271 per share on December 23, 2013 totaling $575,385.

The Fund paid a short term capital gain of $1.5836 per share on December 27, 2012 totaling $1,359,982. The Fund paid a long term capital gain of $0.5532 per share on December 27, 2012 totaling $475,083.

The tax character of distributions paid during the years ended June 30, 2014 and June 30, 2013 are as follows:

	Year Ended June 30, 2014	Year Ended June 30, 2013
Ordinary income	-	-
Short-term capital gain	$1,606,734	$1,359,982
Long-term capital gain	$ 575,385	$ 475,083

Permanent book and tax differences relating to shareholder distributions may result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain/loss. Undistributed net investment income and accumulated undistributed net realized gain/loss on investment transactions may include temporary book and tax differences which reverse in subsequent years. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Note 8. Recently Issued Accounting Pronouncements

The Fund does not believe that any recently issued but not yet affective accounting pronouncements, if adopted, would have an effect on the accompanying financial statements.

Note 9. Subsequent Events

The Fund has evaluated subsequent events through October 13, 2014, the date the financial statements were issued.

On July 18, 2014, the Board of Trustees determined that it is in the best interest of the shareholders to close the Fund.   Amongst multiple factors considered in closing the Fund, was the Adviser has ceased operations.  The Fund was liquidated on August 29, 2014.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and

Board of Trustees of

Oceanstone Fund

We have audited the accompanying statement of assets and liabilities of the Oceanstone Fund (the “Fund”), including the schedule of investments, as of June 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two-years in the period then ended, and the financial highlights for each of the two-years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.  The financial highlights for the years ended June 30, 2012, 2011 and 2010 were audited by other auditors whose report dated August 27, 2012, expressed an unqualified opinion on the financial statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of June 30, 2014, by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Oceanstone Fund as of June 30, 2014, the results of its operations for the year then ended, the changes in its net assets, and the financial highlights for each of the two-years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/Cowan, Gunteski & Co., P.A.

Tinton Falls, NJ

October 13, 2014

Reply to: 730 Hope Road    Tinton Falls    NJ 07724    Phone: 732.676.4100    Fax: 732.676.4101

40 Bey Lea Road, Suite A101    Toms River    NJ 08753    Phone: 732.349.6880    Fax: 732.349.1949

Member of CPAmerica International

Auditors of SEC Registrants under the PCAOB

www.cgteam.com

	Oceanstone Fund
	Expense Illustration
	June 30, 2014 (Unaudited)

	Expense Example

	As a shareholder of the Oceanstone Fund, you incur ongoing costs which typically consist of management fees
	and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of
	investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

	The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2014 through June 30, 2014.

	Actual Expenses

	The first line of the table below provides information about actual account values and actual expenses. You may
	use the information in this line, together with the amount you invested, to estimate the expenses that you paid
	over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by
	$1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid
	During Period" to estimate the expenses you paid on your account during this period.

	Hypothetical Example for Comparison Purposes

	The second line of the table below provides information about hypothetical account values and hypothetical
	expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses,
	which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate
	the actual ending account balance or expenses you paid for the period. You may use this information to compare
	the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with
	the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period *
	January 1, 2014	June 30, 2014	January 1, 2014 to June 30, 2014

Actual	$1,000.00	$978.24	$8.83
Hypothetical (5% Annual
Return before expenses)	$1,000.00	$1,015.87	$9.00

	* Expenses are equal to the Fund's annualized expense ratio of 1.80%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

OCEANSTONE FUND

TRUSTEES AND OFFICERS

JUNE 30, 2014 (UNAUDITED)

TRUSTEES AND OFFICERS

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940.  Each Trustee serves as a Trustee until the termination of the Trust unless the Trustee dies, resigns, retires or is removed.

Name, Address and Year of Birth	Position & Length of Service with the Fund	Principal Occupations During Past 5 Years and Current Directorships
Rajendra Prasad 1310 East Ocean Blvd. #1401 Long Beach, CA 90802 1945	Trustee since 2006	Mr. Prasad is a part-time practicing physician. He is a registered investment advisor.
Manu Hinduja 17082 Greentree Lane Huntington Beach, CA 92649 1950	Trustee since 2011	Mr. Hinduja is a director of GSR Services, Inc., an information technology staffing company, since 1995 and a director of Huntington Resources, Inc., a consulting company, since 1993.

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940, and each officer of the Trust.

Name, Address, and Year of Birth	Position & Length of Service with the Fund	Principal Occupations During Past 5 Years and Current Directorships
James J. Wang[1] PO Box 130982 Carlsbad, CA 92013 1963	Trustee, Treasurer, President and Chief Compliance Officer since 2006	James Wang is the president, a director, and a shareholder of Oceanstone Capital Management, Inc., the Fund’s investment adviser, since 2006.

1 James J. Wang is considered an "Interested” Trustee as defined in the Investment Company Act of 1940, as amended, because he is affiliated with the Advisor.

OCEANSTONE FUND

ADDITIONAL INFORMATION

JUNE 30, 2014 (UNAUDITED)

The Fund's Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free (800) 988-6290 to request a copy of the SAI or to make shareholder inquiries.

The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q. The Fund’s first and third fiscal quarters end on September 30 and March 31. The Fund’s Forms N-Q are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at (800) 988-6290.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling the Fund at 1-(800) 988-6290, (2) on the Fund's website http://www.oceanstonefund.com, and (3) from the Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling our toll free number (1-800-988-6290). This information is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Approval of Continuance of the Investment Advisory and Management Agreement

On June 11, 2014, the Fund’s Board of Trustees considered the renewal of the Investment Advisory and Management Agreement between the Fund and the Adviser. To approve the renewal of the Agreement, the Board of Trustees was provided materials for reviewing the following factors: (i) the investment performance of the Fund, and the nature, extent and quality of the services to be provided by the Adviser;  (ii) the costs of the services to be provided and profits to be realized by the Adviser; (iii) the extent to which economies of scale would be realized as the Fund grows, and whether the fee levels reflect these economies of scale for the benefit of the Fund investors.

As for the investment performance, the Adviser noticed that the Fund performed very well, as compared to S&P 500 index and Russell 2000 index, since its inception on 11/9/2006. As for the nature, extent and quality of the services to be provided by the Adviser, the Adviser noticed that these services include investment management and compliance program. The Adviser is responsible for investing the Fund assets in accordance with its investment objectives and restrictions. In addition, the Adviser is responsible for the Fund to operate in compliance with the applicable Federal and State securities laws and regulations, and the Adviser has adopted procedures reasonably designed to prevent violations of the Fund’s Code of Ethics. After reviewing the materials provided by the Adviser, the Board was satisfied with the Fund’s investment performance and the services provided by the Adviser.

As for the costs of the services to be provided and profits to be realized by the Adviser, the Adviser discussed the Fund’s fees and the fees of a peer group of similar size, objective and strategy and noticed that the Fund’s expense ratio of 1.80% is within the range of this peer group. The Adviser noticed that the Fund has no front-end load, deferred-load, 12b-1 expense, or IRA custodian fee. The Adviser also discussed its financial statements and its ability to meet its obligations under the Agreement. After reviewing the materials provided by the Adviser, the Board concluded that the Fund’s fees were fair and reasonable and the profits realized by the Adviser were reasonable.

As for the extent to which economies of scale would be realized as the Fund grows and whether the fee levels reflect these economies of scale for the benefit of the Fund investors, the Adviser noticed that the Fund’s asset base was still small. If the Fund can grow its asset base in the future, the Board will consider the extent to which economies of scale would be realized as the Fund grows and whether the fee levels reflect these economies of scale for the benefit of the Fund shareholders.

Following the evaluation of the factors outlined above, the Board concluded that renewing the Agreement would be in the best interests of the Fund’s shareholders, and unanimously voted to renew the Agreement.

Board of Trustees

James J. Wang

Rajendra Prasad

Manu Hinduja

Investment Adviser

Oceanstone Capital Management, Inc.

Dividend Paying Agent,

Shareholders’ Servicing Agent,

Transfer Agent

Mutual Shareholder Services, LLC

Custodian

Huntington National Bank

Independent Registered Public Accounting Firm

Cowan, Gunteski & Co., P.A.

This report is provided for the general information of the shareholders of the Oceanstone Fund. This report is not intended for distribution to prospective investors in the fund, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

The Fund has adopted a code of ethics that applies to the Fund’s principal executive officer and the principal financial officer. The Fund has not made any amendments to its code of ethics during the covered fiscal year. The Fund has not granted any waivers from any provisions of the code of ethics during the covered fiscal year. The Fund’s Code of Ethics was filed on July 17, 2006.

Item 3. Audit Committee Financial Expert.

The Fund does not have an audit committee because of its small size.

Item 4. Principal Accountant Fees and Services.

(a-d)  The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant to the registrant.

Fiscal Year Ended

Fiscal Year Ended

06/30/2014

06/30/2013

Audit Fees

$10,250

$10,250

Audit-Related Fees

$0

$800

Tax Fees

$3,000

$1,900

All Other Fees

$0

$0

Nature of Audit-Related Fees: Review of Prospectus for N-1A Amendment.

Nature of Tax Fees: preparation of Excise Tax Statement and 1120 RIC.

(e) The Board of Trustees has pre-approved all services performed by the Fund’s principal accountant.

(f)  All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g)  The following table indicates the aggregate non-audit fees billed by the registrant’s principal accountant for services to the registrant, the registrant’s investment adviser (not sub-adviser),and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, for the last two years.

Non-Audit Fees

Year Ended 06/30/2014

Year Ended 06/30/2013

Registrant

$3,000

$1,900

Registrant’s Investment Adviser

$0

$0

(h)  The principal accountant provided no services to the investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.   Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.  Not applicable.

Item 8. Portfolio Managers of Closed End Management Investment Companies. Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.  Controls and Procedures.

(a) Disclosure Controls & Procedures.  Principal executive and financial officer has concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b) Internal Controls. There were no significant changes in the Funds internal controls of other factors that could significantly effect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.  Exhibits.

(a)(1) EX-99.CERT.  Filed herewith.

(a)(2) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b) EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oceanstone Fund

By /s/ Rajendra Prasad

* Rajendra Prasad

Trustee

By /s/ Manu Hinduja

* Manu Hinduja

Trustee

Date: October 13, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Rajendra Prasad

* Rajendra Prasad

Trustee

By /s/ Manu Hinduja

* Manu Hinduja

Trustee

Date: October 13, 2014

* Print the name and title of each signing officer under his or her signature.